EXHIBIT- 10.13



                       PURCHASE AND ASSUMPTION AGREEMENT
                    BY AND BETWEEN EASTERN AMERICAN BANK, FSB
                            AND CENTURY NATIONAL BANK
                                  JULY 24, 1997
                                 Exhibit 1.02(b)
                    Lease Agreement - 6832 Old Dominion Drive

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 July 23, 1993

 Eastern American Bank
 208 Elden Street
 Suite 200
 Herndon, Virginia 22070

 Gentlemen:

          You (the "Bank") and we have today executed a Lease for certain premises (the "Premises") located on the ground floor of the office building situated at 6892 Old Dominion Drive, McLean, Virginia. Pursuant to the terms of the Lease, the Landlord has undertaken to perform certain tenant improvements in the Premises (the "Landlord Work"). The Bank intends make a loan (the "Loan") in the amount of $50,000 to provide Landlord with the necessary funds for the construction of the Landlord Work.

          In the event the Bank fails to disburse the Loan to the Landlord by not later than August 15, 1993, the Bank agrees that it shall pay for the Landlord Work itself. Such payment shall be made promptly following presentation by Landlord of invoices for such work. in such event the Buildout Cost component of the Base Rent will be eliminated and the deposit contemplated by Section 7 of the Lease will be reduced by $50,000. All other terms of the Lease shall remain in full force and effect.

 Very truly yours,

 MCLEAN POPLAR PARTNERS

 BY:

 William J. Englat

 ACCEPTED AND AGREED TO
 this on 23 day of July, 1993

 EASTERN AMERICAN BANK

 By:_______________________
 James Miller


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                             6832 Old Dominion Drive
                                McLean, Virginia

                                      LEASE

 THIS LEASE is made and  entered  into this 23 day of July 1993,  by and between
 MCLEAN  POPLAR  PARTNERS  ("Landlord"),   and  EASTERN  AMERICAN  BANK,  F.S.B.
 ("Tenant").

          In consideration of the agreements hereinafter set forth, the parties hereto mutually agree as follows:

          1. DEMISED PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, certain space (the "Demised Premises") on the ground floor of the office building (the "Building") situated at 6832 Old Dominion Drive, McLean, Virginia, 22101 which Demised Premises are outlined on Exhibit A attached hereto together with the uninterrupted, non-exclusive right to use all parking areas not assigned to other tenants, driveways, walkways, corridors, elevators and other common areas and amenities of the Building. It is agreed by the parties that the Demised Premises contain approximately 1,902 square feet of rentable area.

          2. TERM. This Lease shall be for a term of ten (10) years beginning on the Lease Commencement Date, which shall be October 1, 1993, or if later, as soon thereafter as the Landlord Work, as specified on Exhibit D hereto, has been substantially completed. As used herein, "substantial completion" shall mean that state of completion of the Landlord Work that permits the Tenant to use the Demised Premises for the operation of its normal business operations even though certain minor cosmetic work remains unfinished, and that permits a certificate of occupancy or other similar required document to be issued by the governmental authority having jurisdiction over the Landlord Work. Within thirty (30) days after the Lease Commencement Date, Landlord and Tenant shall execute Exhibit C attached hereto, setting forth the dates of commencement and expiration of the term of this Lease.

          3. USE. Tenant will use and occupy the Demised Premises solely for a bank and uses incidental thereto in accordance with the use permitted under applicable zoning regulations, and for no other purpose. Tenant will not use or occupy the Demised Premises for any unlawful, disorderly, or hazardous purpose, and will not manufacture any commodity or prepare or dispense any food or beverage therein, except for Tenant's employee's personal use in the Demised Premises.

          4. RENTAL. A. Tenant shall pay to Landlord a basic annual rental of Eighty-Two Thousand, Three Hundred Eighteen and 56/100 Dollars ($82, 318. 56) , subject to adjustment in accordance with the provisions of Addendum A (Rent Adjustment Formula") attached hereto and made a part hereof, payable in equal monthly installments in advance on the first day of each calendar month during the term of this Lease. If the Lease Commencement Date occurs on a day other than the first day of a month, rent from the Lease Commencement Date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30th) of the monthly rental for each such day, payable in advance on the Lease Commencement Date. Tenant will pay said rent without demand, deduction, set-off or counterclaim, by direct deposit to an account maintained by Landlord at Eastern American Bank or to such other party or address as Landlord may designate by written notice to Tenant. If Landlord shall at any time or times accept said rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute a waiver of any or all of Landlord's rights hereunder.

          B. Tenant shall have the exclusive right to use parking spaces (the "Parking Spaces") at no additional rent. Six (6) of the Parking Spaces shall be surface parking spaces in the parking lot of the Building and four (4) of the Parking Spaces shall be garage spaces in the garage of the Building. All of Tenant's parking spaces shall be clearly marked as reserved for Tenant's use.

          C. Tenant covenants to pay to Landlord, without notice or demand and without deduction or set-off for any reason, the basic annual rental, the escalation rental and all other sums which under any of the provisions of this Lease may become payable to Landlord, all of which shall be treated as rental payments hereunder, at the times and in the manner in this Lease provided. All such amounts shall be paid to Landlord at Landlord's address as specified in this Lease unless and until Landlord otherwise notifies the Tenant in writing, after which the Tenant shall make such payments to such party and at such place as Landlord may designate. If Landlord shall at any time or times accept said rent after it becomes due and payable, such acceptance shall not excuse delay upon subsequent occasions or constitute a waiver of any or all of Landlord's rights hereunder.

          D. Abatement of Base Rent. Notwithstanding any other provision of the Lease to the contrary, the basic rental payable by Tenant hereunder for the first eight full calendar months of the term hereof shall be $2,421.88 per month (based on an annual rental rate of $15.28 per square foot), representing an abatement of basic rent equal to $4,438 per month, or a total rent abatement of $35,504, subject to adjustment in accordance with the provisions of Addendum
 A. Such abatement is based upon and is equal to the basic rent payable by Tenant under the lease (Existing Lease") of its current McLean, Virginia bank branch for the period from October 1, 1993 until June 1, 1994. In the event Tenant is not required to pay all or any portion of such basic rental under the Existing Lease for any reason, the amount of the rent abatement provided hereunder shall be reduced in an amount equal to such unpaid amount. In addition, in the event the Commencement Date occurs after October 1, 1993, the amount of the rent abatement provided hereunder shall be reduced by an amount equal to the basic rent payable by Tenant under the Existing Lease for the period from October 1, 1993 until the Commencement Date.


          5. INCREASES IN REAL ESTATE TAXES AND OPERATING COSTS. During the term of this Lease, Tenant shall pay to Landlord, as additional rent, Eight and Thirty-one Hundredths percent (8.31%) (being the proportion which the floor area of the Demised Premises bears to the total rentable floor area of the Building (the "Tenant's Share") of any increase during the term of this Lease in Operating Costs over a base index of $6.00 per square foot of rentable space in the Building. For the purposes of this Article 5 the term "Real Estate Taxes" means the total of all taxes and assessments, general and special, ordinary and extraordinary, foreseen or unforeseen, including assessments for public improvements and betterments, assessed, levied or imposed with respect to the land on which the Building is located (the "Land") and the Building and the Fairfax County gross receipts tax. Real Estate Taxes shall not include any sales tax or excise tax imposed by any governmental authority upon the rent payable by Tenant hereunder, and in the event that any sales tax or excise tax is imposed by any governmental authority on the rent payable by Tenant hereunder, such sales tax or excise tax shall be paid by Tenant. For purposes of this Article 5, the term "Operating Costs" are hereby defined as all Real Estate Taxes, heat, cooling, utilities, insurance, janitorial and cleaning service, security services, salaries, wages and other personnel costs of engineers, superintendents, watchmen and other Building employees (but not executive officers of Landlord), charges under maintenance and service contracts for chillers, boilers, controls and/or elevators, exterior window cleaning and building and grounds maintenance, management fees, all maintenance and repair expenses and supplies which are deducted for such calendar year (and not capitalized) for federal income tax purposes, and all other costs and expenses of operating the Building; provided, however, that Operating Costs of the Building shall not-, include (i) leasing commissions and other costs of procuring new tenants, (ii) payments of principal and interest on any mortgages, deeds of trust or other encumbrances upon the Building, (iii) items for which other tenants of the Building are directly responsible under their respective leases, (iv) legal and accounting fees (other than fees relating directly to the operation of the Building), (v) capitalized improvements which are required to be capitalized under standard accounting principles, except for the amortized cost of capital improvements reasonably anticipated to reduce Building Operating Costs, (vi) the cost of any tenant build-out for other tenants of the Building, (vii) cost resulting from the negligence of Landlord or its employees, agents, or contractors, (viii) costs which are or could be covered by insurance maintainable by Landlord, (ix) the cost of Landlord's violation of any law or regulation, and (x) costs of any structural repairs to the Building or the Demised Premises. Annually, Landlord shall submit to Tenant a statement (the "Expense Statement") of the determination by Landlord of the increase (the "Expense Increase") in the Operating Costs for the preceding year, including Tenant's aforesaid proportionate share (the "Tenant's Expense Increase Share") of such increase. Within fifteen (15) days after the delivery of the Expense Statement, Tenant shall pay to Landlord Tenant's Expense
 Increase Share. In order to provide for payment by Tenant of Tenant's Expense Increase Share for any Lease Year on an estimated monthly installment basis during such calendar year, Tenant agrees that commencing as of the first day of the first calendar month following the Lease Commencement Date, Tenant shall pay to Landlord an amount (the "Monthly Expense Increase") equal to one-twelfth (1/12th) of Tenant's Expense Increase Share for the previous calendar year (had the Lease then been in effect), which additional monthly payment shall be applied as a credit against Tenant's Expense Increase Share for such Lease Year. In the event that after the Operating Costs for such Lease Year have been determined, such additional monthly payments are in excess of Tenant's Expense Increase Share for such Lease Year, Landlord shall promptly refund such excess to Tenant, and in the event that the amount of such monthly payments is insufficient to pay the full amount of Tenant's Expense Increase Share for such Lease Year, Tenant shall pay to Landlord, within fifteen (15) days after the delivery of the Expense Statement, the entire amount of such deficiency. Tenant shall have the right, at Tenant's expense, for a period of twelve (12) months following the date of any Expense Statement, to audit Landlord's books with respect to such Expense Statement. All information disclosed to Tenant during such audit shall be kept in strict confidence by Tenant.

          6. RENTAL ESCALATION. For the second Lease Year and for each Lease Year thereafter, Tenant shall pay in equal monthly installments as rental for the Demised Premises the annual rental set forth in Article 4 increased to one hundred three percent (103%) of the annual rental applicable during the immediately preceding Lease Year. With the first monthly payment of rental during a Lease Year which is due at least fifteen (15) days after tenant's receipt of a statement (the "Escalation Statement") from Landlord specifying the monthly rental payable during such Lease Year (computed as aforesaid) , Tenant shall pay the monthly rental specified therein for such month and, in addition, shall pay the difference for all prior months of such Lease Year between the monthly rental so specified and the monthly rental which Tenant was theretofore required to pay for such prior months. Thereafter, Tenant shall pay the monthly rental specified in the Escalation Statement until the first monthly rental payment due at least fifteen (15) days after Tenant receives the next Escalation Statement-, when Tenant shall make the payments specified in the preceding sentence. For purposes of this Lease, if the Lease Commencement Date occurs on the first day of a calendar month, the first, Lease Year is the twelve (12)-month period commencing on such day, and if the Lease Commencement Date occurs on other than the first day of a calendar month, the first Lease Year is the twelve (12) -month period commencing on the first day of the first calendar month after the Lease Commencement Date. Each subsequent Lease Year shall begin on the annual anniversary of the commencement of the first Lease Year.

          7. DEPOSITS. Tenant's security deposit in the amount of Fifty-six Thousand Eight Hundred Fifty-nine and 00/100 Dollars ($56,859.00) (sometimes hereinafter referred to as the "Original Deposit") , which is being paid to Landlord simultaneously with the execution hereof, shall become the security deposit for this Lease. Such security deposit shall be considered as security for the performance by Tenant of all of Tenant's obligations under this Lease. Such security deposit shall be deposited in a federally insured account with a bank mutually acceptable to Landlord and Tenant (it being agreed that Eastern American Bank is acceptable to both Landlord and Tenant). All interest accruing on the security deposit shall become a part of the security deposit. Provided Tenant is not then in default of its obligations under this Lease, on each anniversary date of the Lease Commencement Date, the Original Deposit shall be reduced by an amount equal to the amount of principal curtailments of that certain loan from Eastern American Bank to Landlord in the original principal amount of Fifty Thousand and 00/100 Dollars ($50,000.00) (the "Loan") paid during the preceding twelve (12) months. Upon final repayment of the Loan the amount of the original Deposit shall be reduced to Six Thousand Eight Hundred Fifty-nine and 00/100 Dollars ($6,859.00) plus interest accrued therein. Upon expiration of the term hereof, Landlord shall (provided that Tenant is not then in default under the terms hereof) return and pay back such security deposit to Tenant, less such portion thereof as Landlord shall have appropriated to cure any default by Tenant. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall be obligated to deposit with Landlord upon demand therefor the amount necessary to restore the security deposit to its original amount and such amount shall constitute additional rent hereunder. In the event of the sale or transfer of Landlord's interest in the Building, Landlord shall have the right to transfer the security deposit to such purchaser or transferee, and in the event Landlord does transfer the security deposit to such purchaser or transferee, Tenant shall look solely to the new Landlord for the return of the security deposit and the transferor Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit. Landlord is expressly authorized to pledge the security deposit as collateral for any loan obtained by Landlord for the performance of the Landlord Work.

          8. ASSIGNMENT AND SUBLETTING. Tenant may not assign, transfer, mortgage or encumber this Lease, nor sublet (or permit occupancy or use of) the Demised Premises, or any part thereof, nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise, without the prior written consent of Landlord, which consent shall not be unreasonably withheld only if such proposed subtenant or assignee is a federally insured bank rendering retail banking services. In addition, Tenant may not assign or transfer this Lease, nor sublet (or permit occupancy or use of) the Demised Premises or any part thereof, without giving Landlord thirty (30) days prior written notice of Tenant's intention to sublet all or any part of the Demised Premises. For thirty (30) days following receipt of said notice, Landlord shall have the right, exercisable by sending written notice to Tenant, to sublet from Tenant for the balance of the term of this Lease, (i) all of the Demised Premises in the event Tenant notified Landlord of its intention to assign or transfer this Lease, or (ii) only so much of the Demised Premises as Tenant intends to sublet in the event Tenant notified Landlord of its intention to sublet the Demised Premises or portion thereof, at the same rental per square foot Tenant is obligated to pay to Landlord hereunder. In the event Landlord does not exercise its right to sublet such space within thirty (30) days from receipt of said notice, Tenant may assign or transfer or sublet such space if Tenant has obtained the prior written consent of Landlord which consent shall not be unreasonably withheld only if such proposed subtenant or assignee is a federally insured bank rendering retail banking services. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant of Tenant and hereby authorizes each such subtenant to pay said rent directly to Landlord. The consent by Landlord to any assignment, transfer, or subletting to any party shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, transferee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment, transfer or subletting be construed to relieve Tenant from giving Landlord said thirty
 (30) days notice or from obtaining the consent in writing of Landlord to any further assignment or subletting.

          9. MAINTENANCE BY TENANT. Tenant will keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the commencement of the term of this Lease, except for ordinary wear and tear and damage by the elements, fire and other casualty not due to the negligence of the Tenant; and upon such termination of this Lease, Landlord shall have the right to reenter and resume possession of the Demised Premises. Tenant shall make all repairs to the Demised Premises caused by any negligent act or omission of Tenant, or its employees or invitees.

          10. ALTERATIONS. Tenant will not make or permit anyone to make any alterations, additions or improvements, structural or otherwise (hereinafter referred to as "Alterations"), in or to the Demised Premises or the Building, without the prior written consent of Landlord. Tenant shall secure at its sole cost and expense all necessary permits required for the performance of the Alterations prior to the commencement of any work. if any mechanic's lien is filed against the Demised Premises, the Building, and/or the Land, for work or materials done for, or furnished to, Tenant (other than for work or materials supplied by Landlord), such mechanic's lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant's sole cost and expense, by the payment thereof or by the filing of any bond required by law. If Tenant shall fail to discharge any such mechanic's lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent hereunder, payable with the monthly installment of rent next becoming due; and such discharge by Landlord shall not be deemed to waive the default of Tenant in not discharging the same. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise by reason of the making of any Alterations. If any Alteration is made without the prior written consent of Landlord, Landlord may correct or remove the same, and Tenant shall be liable for all expenses so incurred by Landlord. All Alterations in or to the Demised Premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the end of the term hereof; provided, however, that if Tenant is not in default in the performance of any of its obligations under this Lease, Tenant shall have the right to remove, prior to the expiration of the term of this Lease, all movable furniture, furnishings or equipment installed in the Demised Premises at the expense of Tenant, and if such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall, at Landlord's option, become the property of Landlord and shall be surrendered with the Demised Premises as a part thereof.

 Should Landlord elect that Alterations installed by Tenant be removed upon the expiration or termination of this Lease, Tenant shall remove the same at Tenant's sole cost and expense, and if Tenant fails to remove the same, Landlord may remove the same at Tenant's expense and Tenant shall reimburse Landlord for the cost of such removal together with any and all damages which Landlord may sustain by reason of such default by Tenant.

          11. SIGNS, SAFES, & FURNISHINGS. Except as otherwise provided herein, no sign, advertisement or notice shall be inscribed, painted, affixed or displayed by Tenant on any part of the outside or the inside of the Building except on the doors of offices, and then only in such place, number, size, color and style as is approved by Landlord, and if any such sign, advertisement or notice is exhibited without Landlord's approval, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said removal. Landlord shall provide, at no additional cost to Tenant, one listing to consist of Tenant's name and suite number in the Building directory located in the Building lobby. Any additional directory listings, if approved by Landlord, shall be installed by Landlord at the sole cost and expense of Tenant. Except as otherwise provided herein, Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment or fixtures that Tenant desires to install in the Demised Premises. Landlord hereby consents to the weight and position of the vault (the "Vault") currently in the Demised Premises. Tenant shall not be required to remove the Vault at the expiration of the term of this Lease. Tenant shall have the right to install additional safety deposit boxes inside of the Vault and, provided Tenant is not then in default, at: the expiration of the term of this Lease, Tenant shall have the right to remove such additional safety deposit boxes so long as Tenant restores the Vault to its original condition. Any and all damage or injury to the Demised Premises or the Building caused by moving the property of Tenant into or out of the Demised Premises, or due to the same being on the Demised Premises, shall be repaired by and at the sole cost of Tenant. No furniture, equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord. All moving of furniture, equipment and other material within the public areas shall be at such times and conducted in such manner as Landlord may reasonably require in the interests of all tenants in the Building. Tenant agrees to remove promptly from the sidewalks adjacent to the Building any of Tenant's furniture, equipment or other property. Landlord hereby consents to the relocation of the existing Automatic Teller Machine ("ATM") to a wall of the Building in the location specified on Exhibit D-1 attached hereto, provided Tenant otherwise complies with all of the applicable provisions of this Lease. Landlord shall perform all work in connection with moving the ATM, including restoring the wall in which the ATM is located as of the date hereof, provided, however, that Tenant shall be responsible for all costs and expenses incurred in connection therewith. Tenant shall pay Landlord for such Work within thirty
 (30) days following completion thereof. Such ATM is and shall remain the property of Landlord. No representation or warranty of any kind is made by Landlord with respect to the ATM, the Vault or any other bank equipment in the Demised Premises. Tenant shall be solely responsible for all repairs to and maintenance of such ATM, Vault or other equipment.

        12. ENTRY FOR REPAIRS AND INSPECTIONS. Tenant will permit Landlord, or its representatives with reasonable advance notice except in the event of an emergency, to enter the Demised Premises, at all reasonable times, without diminution of the rent payable by Tenant, to examine, inspect and protect the same, and to make such alterations and/or repairs as in the reasonable judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred eighty (180) days of the term of this Lease.

          13. INSURANCE RATING. Tenant will not conduct or permit to be conducted any activity or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of insurance premiums on the Building; and if any increase in the rate of insurance premiums is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for such increase, as additional rent hereunder, and shall reimburse Landlord therefor.

          14. TENANT'S EQUIPMENT. Tenant will not install or operate in the Demised Premises any electrically operated equipment or other machinery, other than electric typewriters, adding machines, radios, televisions, tape recorders, dictaphones, clocks, standard size office copiers, other standard office machines and any special equipment approved in writing by Landlord, without first obtaining the prior written consent of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of utilities (including additional air conditioning costs) and for the cost of additional wiring as may be occasioned by the operation of said equipment or machinery. Tenant shall not install any other equipment of any kind or nature whatsoever which may necessitate any changes, replacements or additions to, or in the use of the water, heating, plumbing, air conditioning, or electrical systems of the Building without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to any part of the Building to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant-, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such noise and vibration. Landlord shall furnish, for each square foot contained within the Demised Premises, up to a total of five (5) watts of electrical energy, connected load, at eighty-five percent (85%.) demand, for a total number of hours per month equal to the number of hours, in total, during which Landlord provides heating and/or cooling pursuant to Article 16B hereof. If the installations within the Demised Premises (including all lighting fixtures) in the judgment of a registered engineer selected by Landlord use a higher connected load and/or a higher demand factor and/or are used for a greater number of hours than as aforesaid, then Tenant shall reimburse Landlord, as additional rent hereunder, for the cost of such additional electricity as determined by such engineer.

          15. INDEMNITY AND PUBLIC LIABILITY INSURANCE. Tenant will indemnify and hold harmless Landlord from and against any loss, damage or liability occasioned by or resulting from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees, or invitees. Tenant shall obtain and maintain in effect at all times during the term of this Lease, a policy of comprehensive public liability insurance, naming Landlord and any mortgagee of the Building as additional insureds, protecting Landlord, Tenant and any such mortgagee against any liability for bodily injury, death or property damage occurring upon, in or about any part of the Building or the Demised Premises arising from any of the items set forth in this Article 15 against which Tenant is required to indemnify Landlord, with such policies to afford protection to the limit of not less than Three Million Dollars ($3,000,000.00) with respect to bodily injury or death to any one person, to the 'Limit of not less than Three Million Dollars ($3,000,000.00) with respect to any one accident, and to the limit of not less than One Million Dollars ($1,000,000.00) with respect to damage to the property of any one owner. Such insurance policies shall be issued by responsible insurance companies licensed to do business in the Commonwealth of Virginia. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease.

          16. SERVICES AND UTILITIES. So long as Tenant is not in default under any of the provisions of this Lease after the expiration of any applicable notice and cure periods, Landlord shall provide the following facilities and services to Tenant without additional charge to Tenant (except as otherwise provided herein):

                 A.       Automatically operated elevator service at all times.

                   B. Adequate electric current, water and condenser water to the Tenant's heat pump, Monday through Friday, from 7:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00 p.m.

                   C. Reasonably adequate electricity seven days a week for normal office equipment permitted under Article 14.

                   D. Replacement of light tubes or bulbs for building standard lighting fixtures. All light tubes or bulb replacements for other than building standard lighting fixtures shall be furnished at Tenant's expense, but will be installed by Landlord when so requested.

                   E. Restroom facilities and necessary lavatory supplies, including hot and cold running water, at those points of supply provided for general use of other tenants in the Building, and routine maintenance, painting, and electric lighting service for all public areas and special service areas of the Building in the manner and to the extent that is standard for first-class office buildings in the Washington, D.C. metropolitan area.

                   F. Normal and usual cleaning and char services after business hours Monday through Friday, (including rest room cleaning and sanitizing) without additional cost to Tenant. it shall be Tenant's responsibility to maintain the cleanliness of the kitchen sink, counter top and cabinets and to wash Tenant's own dishes and utensils.

                   G. Access to the Demised Premises on a full time twenty-four hour basis, subject to such reasonable regulations Landlord may impose for security purposes.

 Any failure by Landlord to furnish the foregoing services as a result of governmental restrictions, energy shortages or from any cause beyond the control of Landlord, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from Tenant's obligations hereunder. If the Building equipment should cease to function properly, Landlord shall use reasonable diligence to repair the same promptly.

            17. RESPONSIBILITY FOR DAMAGE TO DEMISED PREMISES. All injury or damage to the Demised Premises or the Building caused by Tenant or its agents, employees and invitees, shall be repaired by Tenant at Tenant's sole expense. If Tenant shall fail so to do, Landlord shall have the right to make such repairs or replacements after notice to Tenant, and any cost so incurred by Landlord shall be paid by Tenant, in which event such cost shall become additional rent payable with the installment of rent next becoming due under the terms of this Lease. All injury or damage to the Demised Premises or the Building caused by the willful or negligent act of Landlord, or its agents or employees, shall be the responsibility of Landlord and shall be repaired with due diligence and as soon as practicable, at Landlord's sole expense, and in no event shall Tenant be liable for any such in-jury or damage caused by the willful or negligent act of Landlord.

          18. LIABILITY FOR DAMAGE TO PERSONAL PROPERTY AND PERSON. All personal property of Tenant, its employees, agents and invitees in the Demised Premises shall be and remain at their sole risk. Landlord shall not be liable for any damage to or loss of such personal property arising from any act or negligence of any person, or from any cause other than any damage or loss resulting directly from the gross negligence of Landlord. Landlord shall not be liable for any interruption or loss to Tenant's business, and shall not be liable for any personal injury to Tenant, its employees, agents, or invitees, arising from the use, occupancy and condition of the Demised Premises other than from the negligence of Landlord. Notwithstanding the foregoing, Landlord shall not be liable to Tenant for any loss or damage to personal property, or injury to person, whether or not the result of Landlord's gross negligence, to the extent that Tenant is compensated therefor by Tenant's insurance.

          19. FIRE AND OTHER CASUALTY DAMAGE TO DEMISED PREMISES. If the Demised Premises shall be damaged by fire or other cause, other than the willful fault or neglect of Tenant, Landlord shall as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage at the expense of Landlord, and the rent shall be reduced in proportion to the extent the Demised Premises are rendered unrentable until such repairs are completed. Other than such abatement, no compensation or reduction of rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from the necessity of repairing the Demised Premises or any portion of the Building. If such damage renders the Demised Premises substantially unrentable, and such damage cannot be repaired within 180 days, Tenant may terminate this Lease.

          20. BANKRUPTCY OR INSOLVENCY. If a petition shall be filed, either by or against Tenant, in any court or pursuant to any federal, state or municipal statute, whether in bankruptcy, insolvency, for the appointment of a receiver of Tenant's property or because of any general assignment made by Tenant of Tenant's property for the benefit of Tenant's creditors, then after the happening of any such event [or in the case of an involuntary petition, then if such petition is not discharged within ninety (90) days from the filing thereof] , Landlord shall have the right, at its option, to terminate this Lease by sending written notice to Tenant, in which event Landlord shall be entitled to immediate possession of the Demised Premises and to recover damages from Tenant in accordance with Article 22 hereof.

          21. DEFAULT OF TENANT. If Tenant shall fail to pay any monthly installment of rent as aforesaid and, if such violation or failure shall continue for a period of ten (10) days after written notice thereof to Tenant by Landlord, or if Tenant shall violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant and if such violation or failure shall continue for a period of thirty (30) days after written notice thereof to Tenant by Landlord, or if Tenant shall abandon or vacate the Demised Premises before the Expiration Date of this Lease, then and in any of said events Landlord shall have the right, at its election, then or at any time thereafter while such event of default shall continue, either:

                  (i) To give Tenant written notice of its intent to terminate this Lease on the date of such notice or, on any later date specified therein, and on the date specified in such notice Tenant's right to possession of the Demised Premises shall cease and this Lease shallthereupon be terminated; or

                  (ii) With not less than twenty-four (24) hours prior written notice, to reenter and take possession of the Demised Premises, or any part thereof, and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either, by summary proceedings, or by action at law or in equity or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies for arrears of rent or breach of covenant. If Landlord elects to reenter under this clause, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet the Demised Premises, or any part thereof, as agent for Tenant for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the Demised Premises. No such reentry or taking of possession of the Demised Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless a written notice of such intention is given to Tenant under clause
 (i), above, or unless the termination thereof be decreed by a court of competent- jurisdiction at the instance of Landlord. Tenant waives any right to the service of any notice of Landlord's intention to reenter provided for by any present or future law.

 If Landlord terminates this Lease pursuant to this Article 21, Tenant shall remain liable (in addition to accrued liabilities) for (i) the (A) rent and all other sums provided for in this Lease until the date this Lease would have expired had such termination not occurred, or (B) any and all expenses incurred by Landlord in reentering the Demised Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Demised Premises, putting the same in proper repair, protecting and preserving the same by placing therein watchmen and caretakers, reletting the same (including any and all reasonable attorney's fees and disbursements and brokerage fees incurred in so doing) , and any and all expenses which Landlord may incur during and which result from the occupancy of any new tenant; less (ii) the net proceeds of any reletting prior to the date when this Lease would have expired if it had not been terminated. Tenant agrees to pay to Landlord the difference between items (i) and (ii) of the foregoing sentence with respect to each month during the term of this Lease, at the end of such month. Any suit brought by Landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, and without regard to whether this Lease is terminated, Tenant shall pay to Landlord all costs incurred, including reasonable attorney's fees with respect to any successful lawsuit or action taken instituted by Landlord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Demised Premises for the whole of the unexpired term of this Lease, or longer, or from time to time for shorter periods, for any rental , then obtainable, giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as Landlord, in its sole and absolute discretion, may deem advisable. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder. Landlord shall be under no obligation to relet the Demised Premises, but agrees to use reasonable efforts to do so. If Landlord terminates this Lease pursuant to this Article 21, Landlord shall have the right, at any time, at its option, to require Tenant to pay to Landlord, on demand, as liquidated and agreed final damages in lieu of Tenant's liability for damages hereunder, the rent and all other charges which would have been payable from the date of such demand to the date when this Lease would have expired if it had not been terminated, minus the fair rental value of the Demised Premises for the same period. If the Demised Premises shall have been relet for all or part of the remaining balance of the term by Landlord after a default but before presentation of proof of such liquidated damages, the amount of rent reserved upon such reletting, absent proof to the contrary, shall be deemed the fair rental value of the Demised Premises for purposes of the foregoing determination of liquidated damages. Upon payment of such liquidated and agreed final damages, Tenant shall be released from all further liability under this Lease with respect to the period after the date of such demand. For purposes of this Article 21, the term rent shall include monthly rental, additional rent and all other charges to be paid by Tenant under this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

          22. WAIVER. If under the provisions hereof Landlord shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord's rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent stipulated shall be deemed to be other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent or any other amounts owed to Landlord be deemed an accord and satisfaction and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other amount owed or to pursue any other remedy provided in this Lease. No reentry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

                23. ATTORNMENT. This Lease is subject and subordinate to the lien of any first mortgage (which term "mortgage" shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect the Land and the Building or Landlord's interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof, but shall not be subordinate to any mortgage other than a first mortgage. In confirmation of such subordination, Tenant shall, at Landlord's request, promptly execute any requisite or appropriate certificate or other document. Tenant agrees that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall attorn to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and shall recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. if Tenant is asked to attorn to any such mortgagee, Tenant shall be provided with a customary non-disturbance agreement from the holder of such mortgage.

           24. CONDEMNATION. If the whole or a substantial part of the Demised Premises shall be taken or condemned by any governmental authority for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date when title vests in such governmental authority, and the rent shall be abated on such date. If less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the rent shall be equitably adjusted on the date when title vests in such governmental authority and this Lease shall otherwise continue in full force and effect. For purposes hereof, a substantial part of the Demised Premises shall be considered to have been taken if more than fifty percent (50%) of the Demised Premises are unusable by Tenant. In the case of any such taking or condemnation, whether or not involving the whole or a substantial part of the Demised Premises, Tenant shall have no claim against Landlord or the condemning authority for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of this Lease, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award; provided, however, that Tenant may assert any claim that it may have against the condemning authority for compensation for any fixtures owned by Tenant and for any relocation expenses compensable by statute, and receive such awards therefor as may be allowed in the condemnation proceeding if such awards shall be made in addition to and stated separately from the award made for the Land and the Building or the part thereof so taken.

          25. RULES AND REGULATIONS. Tenant, its agents and employees shall abide by and observe the rules and regulations attached hereto as Exhibit B. Tenant, its agents and employees, shall abide by and observe such other reasonable rules or regulations as may be promulgated from time to time by Landlord for the operation and maintenance of the Building provided that the same are in conformity with common practice and usage in similar buildings and are not inconsistent with the provisions of this Lease and a copy thereof is sent to Tenant. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce such rules and regulations, or the terms, conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, or invitees.

             26. RIGHT OF LANDLORD TO CURE TENANT'S DEFAULT; LATE PAYMENTS. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then after the expiration of any applicable notice and cure periods, after ten (10) days notice from Landlord, Landlord may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, if made or done by Landlord, with interest thereon at the rate of ten percent (10%) per annum, but not to exceed the highest lawful rate, from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the doing of such act by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. If Tenant fails to pay any installment of rent on or before the first day of the calendar month when such installment is due and payable, such unpaid installment shall bear interest at the rate of ten percent (10%) per annum, but not to exceed the highest lawful rate, from the date such installment became due and payable to the date of payment thereof by Tenant. Such interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent. In addition, Tenant shall pay to Landlord, as a "late charge," four percent (4%) of any payment herein required to be made by Tenantwhich is more than ten (10) days late to cover the costs of collecting amounts past due.

          27. NO PARTNERSHIP. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

          28. NO REPRESENTATIONS BY LANDLORD. Neither landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are granted to Tenant except as herein set forth herein. Tenant, by taking possession of the Demised Premises, shall accept the same "as is," and such taking of possession shall be conclusive evidence that the Demised Premises are in good and satisfactory condition at the time of such taking of possession.

         29. BROKERS. Tenant represents that no brokers represented Tenant in this transaction in carrying on the negotiations relating to this Lease. Tenant shall indemnify and hold Landlord harmless from and against any claim for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty. Any representation or statement by a leasing company or other third party (or employee thereof) engaged by Landlord as an independent contractor which is made with regard to the Demised Premises or the Building shall not be binding upon Landlord nor serve as a modification of this Lease and Landlord shall have no liability therefor, except to the extent such representation is also contained herein or is approved in writing by Landlord.

          30. NOTICES. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person and receipted or sent by a nationally recognized overnight. delivery service (e.g. Federal Express) or by certified or registered mail, return receipt requested, first class, postage prepaid, (i) if to Landlord, at c/o Englat Construction Company, 6858 Old Dominion Drive, McLean, Virginia 22101, and (ii) if to Tenant, Eastern American Bank, 208 Elden Street, Suite 200, Herndon, Virginia 22070 prior to the Lease Commencement Date, and at the Demised Premises after the Lease Commencement Date, unless notice of a change of address is given pursuant to the provisions of this Article.

          31. ESTOPPEL CERTIFICATES. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) to the extent true, certifying that this Lease has been unmodified since its execution and is in full force and effect (or if there have been modifications, that this Lease is in full force and effect, as modified, and stating the modifications) , (ii) stating the dates, if any, to which the rent and sums hereunder have been paid by Tenant, (iii) stating whether or not to the knowledge of Tenant, there are then existing any defaults under this Lease (and, if so, specifying the same) , (iv) stating the address to which notices to Tenant should be sent, and (v) stating such additional matters as are requested by Landlord. Any such statement delivered pursuant hereto may be relied upon by Landlord or any prospective purchaser or mortgagee of the Land and Building or any part thereof or estate therein.

          32. WAIVER OF JURY TRIAL. Landlord and Tenant hereby waive' trial by jury in any action, proceeding or counterclaim brought by either of them against the other with respect to any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Demised Premises or any claim of injury or damage.


          33. COVENANTS OF LANDLORD. Landlord covenants that it has the right to make this Lease, and that if Tenant shall pay the rental and perform all of Tenant's obligations under this Lease, Tenant shall, during the term hereof, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord. In the event of any sale or transfer of Landlord's interest in the Demised Premises, the covenants and obligations of Landlord hereunder accruing after the date of such sale or transfer shall be imposed upon such successor-in-interest (subject to the provisions of Article 23 hereof) and any prior Landlord shall be freed and relieved of all covenants and obligations of Landlord hereunder accruing after the date of such sale or transfer.

          34. LANDLORD'S LIABILITY. Tenant shall look solely to the equity in the Building of the then owner of the Demised Premises, for the satisfaction of any remedies of the Tenant in the event of a breach by Landlord of any of its obligations hereunder. There shall be no personal liability on Landlord or any of the persons or entity constituting Landlord, Landlord's beneficiaries, or any successor in interest with respect to any provisions of this Lease.

          35. GENDER. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution.

          36. BENEFIT AND BURDEN. The provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and each of their permitted successors and assigns. Landlord may freely and fully assign its interest hereunder.

          37. LANDLORD WORK. Landlord at its sole cost and expense, shall perform and complete the improvements to the Demised Premises ("Landlord Work") described in the Scope of Work Letter and Space Plan, both attached hereto as Exhibit D and made a part hereof. Exhibit D also sets forth certain trade fixtures currently within the Demised Premises that Landlord shall incorporate into the Landlord Work. Landlord shall perform the Landlord Work in a good and workmanlike manner and in accordance with all applicable laws, codes, statutes, and regulations of any governmental authorities having jurisdiction thereover, including the Americans with Disabilities Act. Landlord shall use its best efforts to substantially complete the Landlord Work on or before October 1, 1993. In the event that the Landlord Work is not substantially completed on or before February 1, 1994, Tenant shall have the right to terminate this Lease, and upon such termination neither party shall have any further obligation to the other. Landlord shall promptly and properly repair any defects in the Landlord Work, and shall promptly complete any "punch list" items that remain incomplete at the time the Landlord Work is substantially completed.

          38. SIGNAGE. Landlord, at Landlord's sole cost and expense, shall provide exterior signage over the main entrance door of the Demised Premises and a monument type sign on the front lawn of the Building, which signs shall be in accordance with the signage plan attached hereto as Exhibit E and otherwise acceptable to Tenant. Such signs shall be subject to the requisite approval of the authorities of Fairfax County. Notwithstanding any other provision of the Lease to the contrary, Tenant shall be permitted to place such signs, placards, and decals within the Demised Premises as are required by governmental authority.

          39. OTHER TENANTS. Landlord shall not lease space in the Building to any other depository institution during the term hereof.

          40. HOLDING OVER. If Tenant shall hold over possession of the Demised Premises after the end of the term, Tenant shall be deemed to be occupying the Demised Premises as a Tenant from month to month, at double the sum of the basic rental and Tenant's share of Operating Costs for the last Lease Year of the Term (without accounting for waiver, abatement or set-off), adjusted to a monthly basis, and subject to all the other conditions, provisions and obligations of this Lease insofar as the same are applicable, or as the same shall be adjusted, to a month-to-month tenancy. In the event that Tenant shall hold over possession of the Demised Premises after the end of the Term, and if Landlord shall desire to regain possession of the Demised Premises promptly at the expiration of the Term, then at any time prior to Landlord's acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the Demised Premises without process, or by any legal process then in force in the Commonwealth of Virginia. If the Demised Premises are not surrendered after the expiration or sooner termination of this Lease, Tenant hereby indemnifies Landlord against any and all losses, claims, damages or liabilities (including, without limitation, reasonable attorneys' fees) resulting from Tenant's delay in surrendering the Demised Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay and any loss of rent with respect to such prospective tenant.

          41. ENTIRE AGREEMENT. This Lease, together with Exhibits A, B, C, and D and Addendum A attached hereto, contain and embody the entire agreement of the parties hereto, and no representations, inducements, or agreements, oral or otherwise, between the parties not contained in this Lease, Addenda (if any) and Exhibits, shall be of any force or effect. This Lease may not be modified, changed or terminated in whole or in part in any manner other than by an agreement in writing duly signed by both parties hereto.

          42. OPTION TO RENEW. A. Subject to the provisions of Section 40.C below, Tenant shall have and is hereby granted the option to renew or extend the term of this Lease for one (1) additional period of five (5) years (such five (5) year period being hereinafter referred to as the "Renewal Term") . All references in this Lease to the term hereof shall be construed to mean the Lease term and unless the context clearly indicates that another meaning is intended.

                   B. The option to renew for the Renewal Term shall be exercisable by Tenant by giving written notice of the exercise of such renewal option to Landlord at least two hundred seventy (270) days prior to the expiration of the Lease term. If Tenant shall fail to exercise the renewal option at the time and in the manner herein above provided, such option shall be void and of no effect. The Renewal Term shall be upon the same terms, covenants and conditions as set forth herein with respect to the Lease term of this Lease, except that the basic annual rental and the additional rent for the Parking Spaces shall mean the applicable fair market. rental for the Demised Premises and the Parking Spaces effective on the first day of the Renewal Term, as determined in accordance with the provisions of this Section 40.B. In the event Landlord and Tenant cannot agree on such fair market rental within ten
 (10) days following Tenant's exercise of its option to renew for the Renewal Term, then Tenant and Landlord shall each, by written notice to the other given within twenty (20) days following the date of such exercise, designate an appraiser who shall be an MAI with not less than ten (10) years' experience appraising properties in the McLean area. if Tenant fails to timely designate an appraiser, Landlord's appraiser shall determine the fair market rental for the Renewal Term. If the two appraisers are unable to agree upon a fair market rental within forty-five (45) days following the date of Tenant's exercise, the two appraisers shall designate a third appraiser who shall deliver his appraisal within seventy-five (75) days following the date of Tenant's exercise. The costs of the appraisers shall be shared equally by Landlord and Tenant.

          C. The renewal option referred to in Section 40.A above may not be exercised by Tenant if, at the time specified for exercising such option, (i) this Lease shall not be in full force and effect, (ii) Tenant shall not be in possession of the Demised Premises, or (iii) a Default as described in Article 21 of this Lease shall have occurred and shall be continuing. Tenant shall not be entitled to exercise such option because of the foregoing provisions of this
 Article 40, such unexercisable option shall be void and of no force and effect.

          IN WITNESS WHEREOF, on the day and year first herein above written, Tenant has executed this Lease and all exhibits hereto under seal and Landlord has executed this Lease and all exhibits hereto under seal.

                                                        LANDLORD

                                                   MCLEAN POPLAR PARTNERS

                                                   By:_________________________
                                                     William J. Englet


 Attest:                                                     TENANT:

                                                      EASTERN AMERICAN BANK

                                                    By:-----------------------

                                                      James M. Miller

                                   ADDENDUM A

                              RENT FORMULA ADDENDUM

          Pursuant to the provisions of Article 4A, the basic annual rental for the first Lease Year is $82,318.36 (i.e., 1902 square feet at $43.28 per square foot (the "Unit Cost Rental Amount")).

          Notwithstanding any provision in the Lease to the contrary, the Unit Cost Rental Amount shall be increased or decreased by the following:

          a) A variation from the projected Demised Premises total buildout cost of $65,189.34 before the application of the Landlord allowance of $19,020.00. (See Exhibit D for the scope and specifications of the buildout of the Demised Premises. See below for the formula to be used to adjust this component of the Unit Cost Rental Amount.) Only changes caused by change orders requested by Tenant will result in a variation which causes an increase in the buildout cost. Tenant shall be entitled to receive copies of all invoices in connection with the Landlord Work upon request therefor.

          b) A variation in the total cost to the Landlord of the rental abatement figure which initially is calculated as $28.00 per square foot per year for 1902 square feet for a period of eight (8) months, for a total cost of $35,504.00 (See below for the formula to be used to adjust this component of the Unit Cost Rental Amount.)

          c) Any savings to the Landlord by reason of an interest rate lower than 12% on any loan for buildout costs. It is understood and agreed that a loan in the amount of 80% of the buildout costs (such loan not to exceed $50,000) will be made by Tenant to the Landlord. (See below for the formula to be used to adjust this component of the Unit Cost Rental Amount.)

          FORMULAS:

  1.  Total buildout costs adjustment:

 A.        Total Cost of Construction from Space Plan
           dated 6/9/93                                       $65,189.34
           Landlord Allowance                                  19,020.00
                                                              ---------
           Cost before Amortization                           $46,169.34

B.     Therefore, in order to amortize such amount at 12% over 10 years:

 $46,169.34 x 14.35/month/$1,000 x 120 months = 79,503.60
  1,000

 Total Cost after ten (10) years.                              79,503.60

 $79,503.60 x 10 years = $4.18
   1902 SF
                   $4.18 per square foot of leased area is the amount of the Unit Cost Rental Amount attributable to the Landlord cost of improvements above the Landlord allowance.

                              FUTURE ADJUSTMENT - Subtract $19,020 from the
 total costs of the buildout as noted in "A" above. Substitute the remainder for the $46,169.34 of the buildout in "B" above. Substitute the applicable total amortization cost figure for the applicable $79,503.60 figure in "C" above and the result will be the revised buildout component of the first year Unit Cost Rental Amount.

 2.      RENTAL ABATEMENT COST ADJUSTMENT:

          $28.00 per square foot based rent for 1902 square feet of leased area for eight (8) months after the Lease Commencement Date is a total sum of $35,504.00.

 Therefore, in order to amortize such amount at 12% over 10 years:

 A.       $135,504 x $14.35/month/1,000 x 120 months =             $61,137.88
           -------
             1,000

          Total Cost to Landlord after ten (10) years =            $61,137.88

 B.       $61,137.88           x  10 years   =            $3.21
          ----------
          1902 SF

                   $3.21 per square foot of leased area is the amount of the Unit Cost Rental Amount attributable to the rental abatement being provided to Tenant.

          FUTURE ADJUSTMENT - The rental abatement component of the Unit Cost Rental Amount shall be reduced by any actual reduction in the amount of the total rental abatement cost to the Landlord. In particular, in the event that after the Lease Commencement Date for Suite 105 at 6832 Old Dominion Drive, McLean, Virginia, the Tenant enters into a sublease for its existing Elm Street location, the amount of the sublet rent proceeds is to be paid to Landlord immediately upon receipt, and on a monthly basis thereafter, thereby reducing the total abatement cost to the Landlord which will reduce accordingly, as noted in "B" above the rental abatement component of the first year Unit Cost Rental Amount.

3.       LOAN INTEREST RATE ADJUSTMENT

          As indicated in "1" above, the total buildout cost is amortized at 12% over a period of ten years. As part of this Lease, Tenant is to provide to Landlord a non-recourse loan for 80% of the buildout costs, not to exceed $50,000, to be amortized over the ten (10) year term of the Lease.

          A substitution of an interest rate lower than 12% would directly affect the component of the Unit Cost Rental Amount and the buildout cost component of the Unit Cost Rental Amount shall be recalculated using the formulas set forth in Paragraph 1 of this Addendum substituting, with respect to all buildout costs funded by a loan, such lower interest rate for 12%.

                                   EXHIBIT "B"

                              RULES AND REGULATIONS

                             6832 Old Dominion Drive
                                McLean, Virginia

                                      LEASE

          The following rules and regulations have been formulated for the safety and well-being of all the tenants of the Building. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and unannoyed occupancy in the Building. In the event of conflict between these rules and regulations and the Lease, the Lease shall control.

          The Landlord may, upon request by any tenant, waive the compliance by such tenant of any of the following rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord or Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless expressly consented to by Landlord, and (iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with the following rules and regulations unless such other tenant has received a similar waiver in writing from Landlord.

          1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls or other parts of the Building not occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from the Demised Premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to the Demised Premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment by other tenants of the entrances, corridors, elevators and other public portions or facilities of the Building.

          2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the Demised Premises, without the prior written consent of Landlord. Such awnings, projections, curtains, blinds, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

          3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any part of the outside or inside of the Demised Premises or Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the tenant or tenants violating this rule. All interior signs on the doors and directory tablet shall be inscribed, painted or affixed for each tenant by Landlord, and shall be of a size, color and style acceptable to Landlord.

          4. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

          5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

          6. There shall be no marking, painting, drilling into or other form of defacing or damage of any part of the Demised Premises or the Building. No boring, cutting or stringing of wires shall be permitted. No tenant shall construct, maintain, use or operate within the Demised Premises or elsewhere within or on the outside of the Building, any electrical device, wiring or apparatus in connection with a loudspeaker or other sound system.

          7. No bicycles, vehicles or animals, birds or pets of any kind shall be brought into or kept in or about the Demised Premises, and no cooking shall be done or permitted by any tenant on said Demised Premises except for such tenant's employees' use. No tenant shall cause or permit any unusual or objectionable odors to originate from the Demised Premises.

          8. No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction.

          9. No tenant shall make, or permit to be made, any disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine or in any other way. No tenant shall throw anything out of the doors or windows or down the corridors or stairs.

          10. No inflammable, combustible or explosive fluid, chemical or substances shall be brought or kept upon the Demised Premises.

          11. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which Landlord or its agent may determine from time to time. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

          12. Any person employed by any tenant to do janitorial work within the Demised Premises must obtain Landlord's consent prior to commencing such work, and such person shall, while in the Building and outside of said Demised Premises, comply with all instructions issued by the superintendent of the Building. No tenant shall engage or pay any employees on the Demised Premises, except those actually working for such tenant on said Demised Premises.

          13. No tenant shall purchase spring water, ice, coffee, soft drinks, towels, or other merchandise services from any company or persons whose repeated violations of Building regulations have caused, in Landlord's opinion, a hazard or nuisance to the Building and/or its occupants.

          14. Landlord shall have the right to prohibit any advertising by any tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, such tenant shall refrain from or discontinue such advertising.

          15. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself to the Building management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6 P.M. and 7 A.M., Monday through Friday, and at all times on Saturdays, Sundays and legal holidays, to register with Building security guards. Each tenant shall be responsible for all persons for whom he authorizes entry into the Building, and shall be liable to Landlord for all acts of such persons.

          16. The Demised Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

          17. No tenant shall occupy or permit any portion of the Demised Premises to be used or occupied as an office for a public stenographer or typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, tobacco in any form, or as a barber or manicure shop, or as an employment bureau, unless said tenant's lease expressly grants permission to do so. No tenant shall engage or pay any employees on the Demised Premises, except those actually working for such tenant on said Demised Premises, nor advertise for laborers giving an address at said Demised Premises.

          18. Each tenant, before closing and leaving the Demised Premises at any time, shall see that all lights are turned off.

          19. The requirements of tenants will be attended to only upon application at the office of the Building. Building employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building.

          20. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent the same.

          21. No plumbing or electrical fixture shall be installed by any tenant.

          22. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

          23. Access plates to underfloor conduits shall be left exposed. Where carpet is installed, carpet shall be cut around access plates.

          24. Mats, trash or other objects shall not be placed in the public corridors.

          25. Any drapes installed by any tenant which are visible from the exterior of the Building must be cleaned by such tenant at least once a year, without notice, at such tenant's own expense.

                                   EXHIBIT "C"

                             6832 Old Dominion Drive
                                McLean, Virginia

                                      LEASE

                            DECLARATION BY LANDLORD AND TENANT AS TO
 DATE OF DELIVERY AND ACCEPTANCE OF  POSSESSION OF DEMISED PREMISES

          Attached to and made a part of the Lease dated the 23 day July 1993, entered into by and between McLean Poplar Partners as Landlord, and Eastern American Bank as Tenant.

          Landlord and Tenant do hereby declare that possession of the demised Premises was accepted by Tenant on the 23 day of July 1993. The Demised Premises have been satisfactorily completed by Landlord and accepted by Tenant, the Lease is now in full force and effect, and as of the date hereof, Landlord has fulfilled all of its obligations under the Lease. The Lease Commencement Date is hereby established as ____________. 19-- The term of the Lease shall terminate on ___________________,19-.

                                                              LANDLORD:

                                                        MCLEAN POPLAR PARTNERS

   (SEAL)                                                By:__________________

                                                          William J. Englat





 Witness:                                                           TENANT:

                                                      EASTERN AMERICAN BANK


                                                         By:__________________
 (SEAL)

                         EASTERN AMERICAN BANK. F. S. B.

                                 LEASE EXHIBIT D

          Landlord to provide turnkey buildout by Englat Construction Company with a guaranteed maximum cost of $65,189.34.

          The guaranteed cost will include the demising partition with the corner new retail area, the dividing of the toilet rooms, the reworking of the mechanical systems. Contractor is to use the building standard materials and existing materials if they are in usable condition and acceptable to the Tenant. An allowance of $19,020.00 ($10.00 per rentable square foot) credit will be applied to the total cost by the Landlord in the final calculations.

 Buildout Specifications include:

           1.       All designs, plans and permits.

          2. Preparation of the space including demolition, wall construction. doors, door frames, drywall patching, carpentry work for new entrances.

                 The existing lighting fixtures will be cleaned and re-used.

          3. The systems modification include HVAC. sprinklers, plumbing, and electrical work including the installation of new electrical panels to separate the circuits from the new retail area. A moderate number of duplex receptacles will be installed as indicated on Exhibit A.

                 Special outlets and/or direct connection to Tenant's banking equipment. new or existing, will be completed at Tenant's cost. All security and communication wiring shall be at Tenant's cost.

          4. Entrances shall be modified and will include a new single entrance from the front sidewalk utilizing a previously purchased and stored single glass door. This sidewalk door is to be eliminated at the prerogative of the Tenant and no objection from the Building Inspector or Fire Marshall. A new entrance from the lobby with a pair of glass doors similar in design to the style installed in the second floor office entrance in the Tenant's Herndon office location into the new bank area.

          Building Allowances which make up part of the total buildout cost are as follows:

          a) Paint - Two coats of building standard paint on all wall surfaces not receiving wall covering.

(Building Allowances continued)

          b) Wall Covering - 1292 square feet of wall surface at $1.50 per square foot include labor, material, shipping costs, and taxes.

          c) Marble Flooring - 425 square feet at $12.00 per square foot, complete, including labor, material and terrazzo strips at the carpet line.

          d) Carpeting and Base - 966 square feet at $1.50 per square foot of floor surface.

          e) Signage - $5,000.00 for all signage including standard light box signage over the front door and a lighted free standing sign approximately 5'0" x 2' 6" located in the grass area in front of the demised premises. All signage must be in accordance with Fairfax County code. The exact location, height, and support will be determined with the advice of the Tenant but the final determination shall be by Landlord.

 Note: All items of work not shown on the drawing and this specification will be covered by a Change order initiated by the Landlord and approved in writing by the Tenant before the work is started.

          Landlord is to submit to Tenant all invoices that make up the total buildout cost of the suite.

 The total shall include the costs of labor, material, equipment, insurance, taxes and 10% for overhead and 10% for profit.

                  FIRST AMENDMENT TO LEASE DATED JULY 23, 1993

                   BY AND BETWEEN MCLEAN POPLAR PARTNERS, LTD.

                                       AND

                           EASTERN AMERICAN BANK FSB.

          Tenant and Landlord agree that the total leased area of 1902 square feet shall be increased by 175 square feet to a new total area of 2077 SF by reason of the addition of a Manager's Office, utilizing area from a contiguous retail tenant.

          Accordingly, as of January 15, 1996, the total rent per year shall be increased as follows:

                  $38.27 x 175 SF = $6,697.25/yr. or $558.10/mo.

          All other terms and conditions of the original lease shall remain unchanged.

 APPROVED:                                                     LANDLORD
 EASTERN AMERICAN BANK FSB                                     MCLEAN POPLAR
 PARTNERS, LTD.
                                                               By: W.J. Englat
 By: James Miller                                              Date:  1/1/96
 Date:  3/12/96